U.S. SECURITIES AND EXCHANGE
                             COMMISSION Washington,
                                   D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 12, 2005
                                                         ----------------

                         FREESTAR TECHNOLOGY CORPORATION
                        --------------------------------
               (Exact Name of Company as Specified in Its Charter)

         Nevada                         0-28749                    88-0447457
-----------------------------    ------------------------         ------------
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                    60 Lower Baggot Street, Dublin 2 Ireland
                    ----------------------------------------
                    (Address of Principal Executive Offices)

         Company's telephone number, including area code: 353 1 602 4757
                                                          ---------------


       Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo,
                               Dominican Republic
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

        [ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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


ITEM 8.01 OTHER EVENTS.

        On October 12, 2005, the Company's board of directors determined to change the address of the executive offices of the Company to: 60 Lower Baggot Street, Dublin 2 Ireland. The new telephone number for the Company is: 353 1 602 4757.






                                    SIGNATURE

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 FreeStar Technology Corporation



Dated: October 12, 2005                          By: /s/ Paul Egan
                                                     --------------------
                                                     Paul Egan, President







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